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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 26, 2003

                        Crown Castle International Corp.
             (Exact Name of Registrant as Specified in its Charter)

    Delaware                        0-24737                  76-0470458
(State or Other                (Commission File            (IRS Employer
Jurisdiction of                     Number)                Identification
 Incorporation)                                                Number)

                                510 Bering Drive
                                    Suite 500
                                Houston, TX 77057
                     (Address of Principal Executive Office)

       Registrant's telephone number, including area code: (713) 570-3000

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         This document includes "forward-looking" statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the
 Securities Exchange Act of 1934. Other than statements of historical fact, all statements regarding industry prospects, the consummation of the transactions described in this document and the Company's expectations regarding the future performance of its businesses and its financial position are forward-looking statements. These forward-looking statements are subject to numerous risks and uncertainties.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

          (c) Exhibits

          Exhibit No.       Description

          99.1              Press Release dated February 26, 2003


ITEM 9. REGULATION FD DISCLOSURE

On February 26, 2003, the Company issued a press release disclosing its financial results for the fourth quarter and year-ended 2002. The February 26 press release is attached as Exhibit 99.1 to this Form 8-K (Exhibit 99.1 is not filed but is furnished pursuant to Regulation FD).

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CROWN CASTLE INTERNATIONAL CORP.

                                        By: /s/ E. Blake Hawk
                                           ------------------------------
                                        Name:  E. Blake Hawk
                                        Title: Executive Vice President
                                               and General Counsel

Date: February 26, 2003

                                 EXHIBIT INDEX

         Exhibit No.       Description

         99.1              Press Release dated February 26, 2003.